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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 20, 2000
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                Date of Report (Date of Earliest event reported):


          Envision Development Corporation (f/k/a perfumania.com, inc.)
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             (Exact name of registrant as specified in its charter)



     Florida                       001-15311                     65-0981457
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     State of                  Commission File                  IRS Employer
 Incorporation                     Number                     Identification No.


                    4 Mount Royal Avenue, Marlboro, MA 01752
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                     Address of principal executive offices



        Registrant's telephone number, including area code (508) 481-8303


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          perfumania.com, inc., 11701 N.W. 101st Road, Miami, FL 33178
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          (Former name or former address, if changed since last report)





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Item 5.  Other Events

         Mr. William Patch was named the Chairman and Chief Executive Officer of Envision Development Corporation ("Envision") at the meeting of the Board of Directors on April 20, 2000. Prior to the promotion, Mr. Patch was the President and Chief Operating Officer of Envision. As Chairman and CEO, Mr. Patch will be responsible for the successful execution of Envision's business plans and strategies. Mr. Patch has more than 27 years of management experience in the information technology industry, including senior management positions with Bell Atlantic Business Systems Services/Sorbus Inc., and consulting relationships with various Fortune 500 companies.

Item 6.  Resignation of Director.

         At the meeting of the Board of Directors of Envision held on April 20, 2000, Mr. Garrick Hileman, who has been a director of Envision since January 2000, announced that he was resigning as a director, effective immediately. Mr. Hileman expressed no disagreement with any policy of Envision or the Board of Directors and submitted no objection, written or otherwise, to any action of the Board or of Envision. He regrettably submitted his resignation, stating his lack of time due to other business commitments which make it impossible for him to continue acting as a director. Mr. Hileman is the vice president of business development at ZERO.NET, Inc. ("ZERO.NET"), a leading edge technology CORTAL SM (corporate portal) enterprise with investments in over 25 Business-to-Business Internet companies worldwide. ZERO.NET's, Internet investments encompass cutting-edge software tools, innovative technologies and dynamic infrastructure. Mr. Garrick also serves on the Board of Directors of Take to Auction, Inc., a privately-held web-based community of entrepreneurs and a ZERO.NET portfolio company.

         Subsequent to Mr. Hileman's announcement, Mr. Jake Weinstock was appointed as a director. Mr. Weinstock is the chief executive officer of ZERO.NET.







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Item 7.  Exhibits.


               Exhibit No.   Description

                  99.1 Press Release, re: Appointment of William Patch as Chairman and Chief Executive Officer, dated
                             April 24, 2000.



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                                   SIGNATURES


            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 27th day of April, 2000.



                                       ENVISION DEVELOPMENT CORPORATION




                                       By: /s/ Michael E. Amideo
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                                          Michael E. Amideo
                                          Chief Financial Officer and Secretary









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